Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of our reports dated April 25, 2016 and April 27, 2016, relating to the financial statements of Separate Account VA B and Separate Account VA BNY, respectively, and our reports dated April 25, 2016 and April 27, 2016, relating to the financial statements of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, respectively, which appear in Separate Account VA BNY’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 333-189436). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in Separate Account VA BNY’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 333-189436).

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 31, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 25, 2016, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company incorporated by reference in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4, No. 333-189436) and related Prospectus of Transamerica Variable Annuity O-Share.

/s/ Ernst & Young LLP

Des Moines, IA

October 31, 2016